As filed with the Securities and Exchange Commission on August 11, 2003

No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

General Dynamics Corporation*

(Exact name of Registrant as specified in its charter)

Delaware	13-1673581
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3190 Fairview Park Drive

Falls Church, VA 22042-4523

(703) 876-3000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

David A. Savner, Esq.

Senior Vice President and General Counsel

3190 Fairview Park Drive

Falls Church, VA 22042-4523

(703) 876-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Donald E. Batterson, Esq.

Jenner & Block, LLC

One IBM Plaza

Chicago, IL 60611

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒ No. 333-104293

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)(2)	Proposed Maximum Aggregate Offering Price (1)(2)	Proposed Maximum Aggregate Offering Price (1)(3)	Amount of Registration Fee (4)
Debt Securities of General Dynamics Corporation
Guarantees of Debt Securities of General Dynamics Corporation (5)
Total	$100,000,000	100%	$100,000,000	$8,090

(1)	In no event will the aggregate initial offering price of the registered securities issued under this registration statement exceed $100,000,000. Such amount represents the principal amount of any debt securities issued at their principal amount, or, if any debt securities are issued at an original issue discount, the issue price rather than the principal amount of any debt securities issued at an original issue discount.
(2)	Not specified with respect to each class of securities being registered under this registration statement pursuant to General Instruction II.D of Form S-3.
(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) and exclusive of accrued interest and dividends, if any.
(4)	Pursuant to Rule 457(o), the registration fee is calculated on the maximum offering price of all securities listed, and the table does not specify information by each class about the amount to be registered.
(5)	No separate consideration will be received for any guarantees. Pursuant to Rule 457(n), no separate fee is required to be paid in respect of guarantees of the debt securities which are being registered concurrently.

The Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) under the Securities Act of 1933, as amended.

*TABLE OF ADDITIONAL REGISTRANTS

Exact name of Registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.	Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices
American Overseas Marine Corporation	Delaware	42-1273477	116 East Howard Street Quincy, MA 02169-8712 (617) 786-8300
Bath Iron Works Corporation	Maine	39-1343528	700 Washington Street Bath, ME 04530 (207) 443-3311
Electric Boat Corporation	Delaware	51-0369496	75 Eastern Point Road Groton, CT 06340-4989 (860) 433-3000
General Dynamics Armament and Technical Products, Inc.	Delaware	54-1828437	Lakeside Avenue Burlington, VT 05401 (802) 657-6000
General Dynamics Government Systems Corporation	Delaware	16-1190245	3190 Fairview Park Drive Falls Church, VA 22042-4523 (703) 876-3000
General Dynamics Land Systems Inc.	Delaware	54-0582680	P.O. Box 2074 Warren, MI 48090-2074 (586) 825-4000
General Dynamics Ordnance and Tactical Systems, Inc.	Virginia	06-1458069	10101 9th Street North St. Petersburg, FL 33716 (727) 578-8100
Gulfstream Aerospace Corporation	Delaware	13-3554834	500 Gulfstream Road Savannah, GA 31408 (912) 965-3000
Material Service Resources Company	Delaware	36-3817444	222 North LaSalle Street Chicago, IL 60601-1090 (312) 372-3600
National Steel and Shipbuilding Company	Nevada	95-2076637	P.O. Box 85278 San Diego, CA 92186-5278 (619) 544-3400

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-104293) filed by General Dynamics Corporation with the Securities and Exchange Commission (the “Commission”) on April 3, 2003, which was declared effective by the Commission on May 5, 2003, including the exhibits thereto, are incorporated by reference into this Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

All exhibits filed with or incorporated by reference in Registration Statement No. 333-104293, including without limitation the Power of Attorney with respect to General Dynamics Corporation (Exhibit 24.1) and Power of Attorney with respect to the Guarantors (Exhibits 24.2 through 24.11) are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following which are filed herewith:

Exhibit No.	Description

5	Opinion of Jenner & Block, LLC

23.1	Consent of Jenner & Block, LLC (included in Exhibit 5)

23.2	Consent of KPMG

24.1	Power of Attorney with respect to General Dynamics Corporation, directors William P. Fricks and Jay L. Johnson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, General Dynamics Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

GENERAL DYNAMICS CORPORATION

By:	/s/ DAVID A. SAVNER
David A. Savner
Senior Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	/s/ NICHOLAS D. CHABRAJA Nicholas D. Chabraja	Chairman, Chief Executive Officer and Director (Principal Executive Officer)

	/s/ MICHAEL J. MANCUSO Michael J. Mancuso	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

	/s/ JOHN W. SCHWARTZ John W. Schwartz	Vice President and Controller (Principal Accounting Officer)

	JAMES S. CROWN* James S. Crown	Director

	LESTER CROWN* Lester Crown	Director

	WILLIAM P. FRICKS* William P. Fricks	Director

	CHARLES H. GOODMAN* Charles H. Goodman	Director

	JAY L. JOHNSON* Jay L. Johnson	Director

	GEORGE A. JOULWAN* George A. Joulwan	Director

	PAUL G. KAMINSKI* Paul G. Kaminski	Director

	CARL E. MUNDY, JR.* Carl E. Mundy, Jr.	Director

*By:	/s/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, American Overseas Marine Corporation, a Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

AMERICAN OVERSEAS MARINE CORPORATION

By:	/S/ DAVID A. SAVNER
David A. Savner
Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	LELAND B. BISHOP, II* Leland B. Bishop, II	President (Principal Executive Officer)

	/s/ DAVID H. FOGG David H. Fogg	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

	/S/ DAVID A. SAVNER David A. Savner	Director

	MICHAEL W. TONER* Michael W. Toner	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Bath Iron Works Corporation, one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

BATH IRON WORKS CORPORATION

By:	/S/ JOHN F. SHIPWAY
John F. Shipway
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	/S/ JOHN F. SHIPWAY John F. Shipway	President and Director (Principal Executive Officer)

	THOMAS A. BROWN* Thomas A. Brown	Vice President, Finance and Administration, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)

	NICHOLAS D. CHABRAJA* Nicholas D. Chabraja	Director

	MICHAEL J. MANCUSO* Michael J. Mancuso	Director

	/S/ DAVID A. SAVNER David A. Savner	Director

	MICHAEL W. TONER* Michael W. Toner	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Electric Boat Corporation, one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

ELECTRIC BOAT CORPORATION

By:	/S/ DAVID A. SAVNER
David A. Savner
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	MICHAEL W. TONER* Michael W. Toner	President and Director (Principal Executive Officer)

	JOHN V. LEONARD, SR.* John V. Leonard, Sr.	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)

	MICHAEL J. MANCUSO* Michael J. Mancuso	Director

	/S/ DAVID A. SAVNER David A. Savner	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, General Dynamics Armament and Technical Products, Inc., one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

GENERAL DYNAMICS ARMAMENT AND TECHNICAL PRODUCTS, INC.

By:	/S/ DAVID A. SAVNER
David A. Savner
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	LINDA P. HUDSON* Linda P. Hudson	President and Director (Principal Executive Officer)

	ROBERT SELEE* Robert Selee	Vice President – Finance Officer (Principal Financial Officer and Principal Accounting Officer)

	WILLIAM W. DAVIS* William W. Davis	Director

	MICHAEL J. MANCUSO * Michael J. Mancuso	Director

	/S/ DAVID A. SAVNER David A. Savner	Director

	ARTHUR J. VEITCH* Arthur J. Veitch	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, General Dynamics Government Systems Corporation, one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

GENERAL DYNAMICS GOVERNMENT SYSTEMS CORPORATION

By:	/S/ DAVID A. SAVNER
David A. Savner
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	KENNETH C. DAHLBERG* Kenneth C. Dahlberg	President and Director (Principal Executive Officer)

	MICHAEL J. MANCUSO* Michael J. Mancuso	Vice President, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)

	/S/ DAVID A. SAVNER David A. Savner	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, General Dynamics Land Systems Inc., one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

GENERAL DYNAMICS LAND SYSTEMS INC.

By:	/S/ DAVID A. SAVNER
David A. Savner
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	CHARLES M. HALL* Charles M. Hall	President and Director (Principal Executive Officer)

	L. HUGH REDD* L. Hugh Redd	Vice President, Controller and Treasurer (Principal Financial Officer and Principal Accounting Officer)

	ERNEST J. BABCOCK* Ernest J. Babcock	Director

	/S/ DAVID A. SAVNER David A. Savner	Director

	ARTHUR J. VEITCH* Arthur J. Veitch	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, General Dynamics Ordnance and Tactical Systems, Inc., one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

GENERAL DYNAMICS ORDNANCE AND TACTICAL SYSTEMS, INC.

By:	/S/ DAVID A. SAVNER
David A. Savner
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	MICHAEL S. WILSON* Michael S. Wilson	President (Principal Executive Officer)

	/s/ DAVID H. FOGG David H. Fogg	Treasurer (Principal Financial Officer and Principal Accounting Officer)

	MICHAEL J. MANCUSO* Michael J. Mancuso	Director

	/S/ DAVID A. SAVNER David A. Savner	Director

	ARTHUR J. VEITCH* Arthur J. Veitch	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Gulfstream Aerospace Corporation, one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

GULFSTREAM AEROSPACE CORPORATION

By:	/S/ DAVID A. SAVNER
David A. Savner
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	NICHOLAS J. CHABRAJA* Nicholas J. Chabraja	Chairman and Director (Principal Executive Officer)

	/s/ BRYAN T. MOSS Bryan T. Moss	President

	DANIEL G. CLARE* Daniel G. Clare	Senior Vice President, Finance and Planning (Principal Financial Officer and Principal Accounting Officer)

	MICHAEL J. MANCUSO* Michael J. Mancuso	Director

	/S/ DAVID A. SAVNER David A. Savner	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Material Service Resources Company, one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

MATERIAL SERVICE RESOURCES COMPANY

By:	/S/ DEBORAH T. FRAMARIN
Deborah T. Framarin
Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	MICHAEL E. STANCZAK* Michael E. Stanczak	President and Director (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

	LESTER CROWN* Lester Crown	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, National Steel and Shipbuilding Company, one of the Registrants, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Falls Church, Virginia, on August 11, 2003.

NATIONAL STEEL AND SHIPBUILDING COMPANY

By:	/S/ DAVID A. SAVNER
David A. Savner
Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on August 11, 2003.

	Signature	Title

	RICHARD H. VORTMANN* Richard H. Vortmann	President and Director (Principal Executive Officer)

	ERIC A. MURRAY* Eric A. Murray	Vice President – Finance, Assistant Treasurer, and Assistant Secretary (Principal Financial Officer)

	PETER N. BOLLENBECKER* Peter N. Bollenbecker	Controller and Assistant Treasurer (Principal Accounting Officer)

	MICHAEL W. TONER* Michael W. Toner	Director

	/S/ DAVID A. SAVNER David A. Savner	Director

*By:	/S/ DAVID A. SAVNER David A. Savner Attorney-in-Fact